UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

OceanLight Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43307	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd Fl. New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, one warrant and one right	OCLTU	Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	OCLT	Nasdaq Stock Market LLC
Rights, each exchangeable for one-fourth (1/4) ordinary share	OCLTR	Nasdaq Stock Market LLC
Warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	OCLTW	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 10, 2026, OceanLight Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 units (the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one right to receive one-fourth (1/4) of one Ordinary Share upon the consummation of the Company’s initial business combination, and one redeemable warrant (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. As a result, an aggregate of 10,000,000 Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $100,000,000. The underwriters have a 45-day option from the date of the prospectus to purchase up to an additional 1,500,000 Units from the Company at the IPO price to cover over-allotments, if any.

Simultaneously with the closing of the IPO, OceanLight Capital Sponsor Ltd. (the “Sponsor”) purchased an aggregate of 211,250 private placement units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $2,112,500. If the underwriters exercise their over-allotment option, the Sponsor has agreed to purchase up to an additional 7,500 Private Placement Units at a price of $10.00 per unit.

A total of $100,000,000 of the net proceeds from the IPO and the sale of the Private Placement Units were placed in a trust account established for the benefit of the Company’s public shareholders and maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of August 10, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of August 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OceanLight Acquisition Corporation

Date: August 14, 2026	By:	/s/ Ping Zhang
	Name:	Ping Zhang
	Title:	Chief Executive Officer

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